UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2017

Hickok Incorporated

(Exact Name of Registrant as Specified in Charter)

Ohio	0-147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 541-8060

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 1, 2017, Hickok Acquisition A LLC (“Hickok Acquisition Sub”), a wholly owned subsidiary of Hickok Incorporated (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Air Enterprises Acquisition LLC, a Delaware limited liability company (“Air Enterprises”), and Mr. A. Malachi Mixon, III and Mr. William M. Weber, each of whom are the principal members of Air Enterprises (each, a “Member” and collectively with Air Enterprises, the “Sellers”). Hickok Acquisition A LLC since changed its name to Air Enterprises LLC.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on June 5, 2017 (the "Original Report"), solely to provide the additional disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited statement of assets acquired and liabilities assumed of Air Enterprises LLC as of December 31, 2016 and 2015, and the related statement of net revenues and direct operating expenses for the years then ended, and the related notes to the financial statements are filed as Exhibit 99.1 to this Form 8-K/A.

Unaudited statement of assets acquired and liabilities assumed of Air Enterprises LLC for the period ended March 31, 2017, and the related statement of net revenues and direct operating expenses for the period then ended, and the related notes to the financial statements.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Hickok Incorporated giving effect to the acquisition of Air Enterprises LLC are filed as Exhibit 99.1 to this Form 8-K/A.

(d)	Exhibits

Exhibit No.	Description of Exhibits

23	Consent of Independent Registered Public Accounting Firm

99.1

Audited statement of assets acquired and liabilities assumed of Air Enterprises LLC as of December 31, 2016 and 2015, and the related statement of net revenues and direct operating expenses for the years then ended, and the related notes to the financial statements;

Unaudited statement of assets acquired and liabilities assumed of Air Enterprises LLC for the period ended March 31, 2017, and the related statement of net revenues and direct operating expenses for the period then ended, and the related notes to the financial statements.

99.2	Unaudited pro forma consolidated combined financial statements of Hickok Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED
Date: August 14, 2017	/s/ Kelly J. Marek
Name: Kelly J. Marek
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibits

23	Consent of Independent Registered Public Accounting Firm

99.1

Audited statement of assets acquired and liabilities assumed of Air Enterprises LLC as of December 31, 2016 and 2015, and the related statement of net revenues and direct operating expenses for the years then ended, and the related notes to the financial statements;

Unaudited statement of assets acquired and liabilities assumed of Air Enterprises LLC for the period ended March 31, 2017, and the related statement of net revenues and direct operating expenses for the period then ended, and the related notes to the financial statements.

99.2	Unaudited pro forma condensed combined financial statements of Hickok Incorporated.